 Exhibit 10.2

Amending Agreement to

”The Mining Services Agreement”

THIS AMENDING AGREEMENT is made and entered in the City of Mazatlan, Sinaloa as of this, the Fifteenth (15th) Day of September, 2006.

AMONG:

DYNARESOURCE DE MEXICO, S.A. DE C.V. herein represented by Mr. KOY WILBER DIEPHOLZ, acting in his capacity of President of its Board of Directors holding General Powers of Attorney for Legal Representation and Collections, Acts of Administration and Domain (hereinafter referred to as the “Company”),

OF THE FIRST PART,

AND

MINERAS DE DYNARESOURCE, S. A. DE C.V., herein represented by Mr. KOY WILBER DIEPHOLZ, acting in his capacity of President of its Board of Directors holding General Powers of Attorney for Legal Representation and Collections, Acts of Administration and Domain (hereinafter referred to as the “Mining and Production Services Contractor” / “Contractor”);

WHEREAS:

I.	The Company and the Contractor jointly warrant and represent as follows:

A.	Their legal representative appearing herein in their behalf possesses the legal capacity required for this act.

B.	A Mining Services and Production of Minerals Agreement (the “Mining Services Agreement”) was executed on May 15, 2005, to be effective at May 1, 2005, whereby the Company engaged the Contractor to render the Mining Services described in Schedule A of the Mining Services Agreement, on payment of the Compensation set out in Schedule B thereto; a copy of the Mining Services Agreement is attached as Schedule A hereto.

C.	As the mining activities currently carried out by the Contractor in SJG are primarily of an exploration nature and not milling of ore (which was the basis for setting out the Compensation described in Schedule B of the Mining Services Agreement), the parties wish to modify Schedule B of the Mining Services Agreement in accordance with the terms and conditions set forth hereunder.

CLAUSES

CLAUSE 1

1.1.	The parties agree that Schedule B of the Mining Services Agreement reads as follows:

“SCHEDULE B

“COMPENSATION”

BASE FOR TONNAGE.

$ 75 / TON; Reported as MATERIAL processed through the Mill. Tonnage reported from the Mine for Ore NOT Processed through the MILL is NOT to be included in this BASE Tonnage Calculation.

While the Mining Contractor’s services include many areas of work that do NOT directly contribute to the Material processed through the Mill; the Base Compensation is Paid ONLY for the Tonnage Processed through the Mill. // This Base amount is calculated so as to include compensation for other areas of service.

BONUS FOR PRODUCTION:

The Company shall pay a Bonus to the Mining Contractor, this at the Completion of a Campaign, periodically, or at the end of the Term as decided by the Company. The bonus is Calculated on a percentage of Sales Received by the Company; so in any event, the bonus Compensation for any period can NOT be calculated until such Sales are received. The bonus Compensation is as follows:

For Average Grade	Percentage of Sales Receipts
of Concentrate Produced:	to be Paid to Mining Contractor:
(as Confirmed by ERSA Assays)	(as received by Company from Purchaser)

05.00 g/t. - 07.74 g/t.:	0.00%

07.75 g/t. - 11.60 g/t.:	10.0%

11.61 g/t. - 15.50 g/t.:	20.0%

15.51 g/t. - 19.40 g/t.:	30.0%

19.41 g/t. - 23.30 g/t.:	35.0%

23.31 g/t. - 27.20 g/t.:	40.0%

27.21 g/t. - 31.10 g/t.:	45.0%

31.11 g/t. - 34.90 g/t.:	50.0%

34.91 g/t. - 38.80 g/t.:	55.0%

38.81 g/t. - 42.75 g/t.:	60.0%

42.76 g/t. - and Up.:	60.0%”

CLAUSE 2

2.1.	The parties covenant and agree to amend Schedule B of the Mining Services Agreement to hereinafter read as follows:

“SCHEDULE B

“COMPENSATION”

The Company shall pay to the Contractor, in consideration for the execution of the Mining Services set out in Schedule A hereto, a Management Fee equal to 2.5% of the total amount invoiced by the Contractor to the Company for expenditures incurred in relation to the mining activities carried out in SJG and the execution of the Mining Services.”

2.2.         The amendments to Schedule B of the Mining Services Agreement agreed upon by the parties hereunder shall form integral part of the Mining Services Agreement from the date hereof and they shall be binding upon the parties hereto. The parties hereby fully ratify each and all of the terms and provisions of the Mining Services Agreement, which includes the amendments made hereto.

CLAUSE 3

3.1.          Languages.- The parties sign and approve this Amending Agreement in the English and Spanish languages. The parties agree that in the event of discrepancy between the two versions, the Spanish version shall prevail. The English version is attached as schedule B hereto and made part hereof for all corresponding legal effects.

3.2.          Whole Agreement.- The Mining Services Agreement and attachments, this Amending Agreement and attachments, and the documents delivered by the parties as therein set forth, constitute the entire understanding of the parties in respect to the subject matter thereof.

In witness whereof, the parties hereto after having read and understood the legal effects and validity of the premises set forth above, have caused this Agreement to be executed on the date and place above written.

THE “COMPANY”

DYNARESOURCE DE MEXICO , S. A. DE C.V.

_ ________________________

KOY WILBER DIEPHOLZ

ITS: PRESIDENT

THE “CONTRACTOR”

MINERAS DE DYNARESOURCE, S. A. DE C.V.

_________ ________________

KOY WILBER DIEPHOLZ

ITS: PRESIDENT